                                                                   EXHIBIT 10.28

                       FIRST AMENDMENT TO CONTRACT OF SALE

        This FIRST AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the ____ day of June, 2003 (the "Effective Date"), by and among VORTISCH HOLDINGS, L.P., a Texas limited partnership ("Seller"), CANTEX REALTIES, INC., a Texas corporation ("Cantex"), and REALTY AMERICA GROUP I, LP, a Texas limited partnership ("Original Purchaser"), and REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership ("Purchaser").

                             PRELIMINARY STATEMENTS:

        The following preliminary statements are a material part of this
Amendment:

        A. Seller, Cantex and Original Purchaser, as predecessor in interest to Purchaser made and entered into that certain Contract of Sale, dated effective April 16, 2004 (the "Contract"), with respect to certain real property located on that certain tract or parcel of land situated in the City of Dallas, Dallas County, Texas, which is more particularly described in the Contract (the "Property").

        B. Seller, Cantex, Original Purchaser, and Purchaser desire to amend the Contract as set forth below.

                                   AGREEMENTS:

        NOW THEREFORE, in consideration of the agreements to sell and purchase the Property and the mutual covenants and agreements contained in this Amendment and in the Contract, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, Original Purchaser and Purchaser hereby agree as follows:

1. EFFECTIVE DATE OF CONTRACT. Article 16 of the Contract is hereby amended to reflect an effective date of April 19, 2004, and the deadline for submitting a fully executed Contract to the Title Company shall also be amended to April 19, 2004. Any and all dates in the Contract shall be determined based upon the fact that the Contract's effective date is April 19, 2004.

2.      ASSIGNMENT AND ASSUMPTION OF CONTRACT. Pursuant to the provisions of
        Article 15.7, Seller and Cantex hereby acknowledge and consent to the assignment of the Contract from Original Purchaser to Purchaser. Any reference in the Contract to Purchaser shall hereinafter refer to Realty America Group (4245 Central), LP. Purchaser hereby assumes the rights, titles and obligations of Original Purchaser, and Original Purchaser is hereby forever released from any and all liability and/or obligations pursuant to the Contract.

3. CAPITALIZED TERMS. Capitalized terms used but not defined in this Amendment shall have the same meaning as those in the Contract, unless otherwise noted herein.

4. RATIFICATION OF CONTRACT. Except as specifically modified by this Amendment, all of the other terms and provisions of the Contract shall remain in full force and effect, and are hereby ratified and confirmed by Seller, Cantex and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Contract and this Amendment, the terms and provisions of this Amendment shall control.

5. REPRESENTATIONS AND WARRANTIES. Seller, Cantex, Original Purchaser and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment are authorized to do so on behalf of Seller, Original Purchaser and Purchaser; and that this Amendment is valid and binding upon and enforceable against Seller, Cantex, Original Purchaser and Purchaser.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

8. FINAL AGREEMENT. This Amendment and the Contract cover in full, each and every final agreement of every kind or nature whatsoever between Seller, Cantex, Original Purchaser and Purchaser concerning the Property, and all preliminary negotiations and agreements whatsoever of every kind or nature are merged into this Amendment and the Contract. This Amendment and the Contract cannot be changed or modified in any manner other than by written amendment or modification executed by Seller, Cantex and Purchaser.

9. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and inures to the benefit of Seller, Cantex and Purchaser and their respective successors and assigns.

        IN WITNESS WHEREOF, Seller, Cantex, Original Purchaser, and Purchaser have caused this Amendment to be duly executed as of the Effective Date.

                                SELLER:

                                VORTISCH HOLDINGS, L.P.,
                                a Texas limited partnership

                                By: VORTISCH INVESTMENTS, INC.,
                                    a Delaware corporation
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Hermann Vortisch
                                             President

                                    Date of Signature: April ____, 2004



                                ORIGINAL PURCHASER:

                                REALTY AMERICA GROUP I, LP,
                                a Texas limited partnership

                                By: REALTY AMERICA GROUP, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: April  ____, 2004

                                PURCHASER:

                                REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership

                                By: REALTY AMERICA GROUP INVESTMENTS, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: April  ____, 2004

                                CANTEX:

                                CANTEX REALTIES, INC.,
                                a Texas corporation


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                      ------------------------------------------

                                Date of Signature: April  ____, 2004